GROWTH

                            LARGE CAP       SMALL CAP

                                  --------------

                                [LOGO] LIBERTY
                                    ALL*STAR
                                    --------
                                  GROWTH FUND




                               ANNUAL REPORT 1996

    [LOGO] LIBERTY
       ALL*STAR
       --------
     GROWTH FUND
--------------------------------------------------------------------------------

First Anniversary 1995-1996

ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $5 TRILLION IN THE UNITED STATES ALONE.

BUT, WHY SHOULD THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING BE RESERVED FOR INSTITUTIONS?

IN LATE 1995, LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") ASSUMED FULL MANAGEMENT RESPONSIBILITY FOR LIBERTY ALL-STAR GROWTH FUND, INC. (THE "FUND"), FORMERLY THE CHARLES ALLMON TRUST, INC., AND RESTRUCTURED IT TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.

GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.

LIBERTY ASSET MANAGEMENT COMPANY HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR THE FUND. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 4 THROUGH 7.

IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR THE FUND ARE BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH OTHER MAJOR GROWTH FUNDS.

ON THIS FIRST ANNIVERSARY OF THE FUND UNDER OUR MANAGEMENT, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.

LIBERTY ASSET MANAGEMENT COMPANY

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                            1996 Annual Report Chairman's Letter


To Our Fellow Shareholders:                                        February 1997

     The net asset value (NAV) of a common share of the Fund declined from $11.90 on September 30, 1996, to $11.27 on December 31, 1996, after deducting the year-end distribution of $1.02 paid to shareholders during the quarter. The market price of a share of the Fund traded in a range from $9.125 to $10.50 before closing the quarter at $9.25. The ending price represented a discount to NAV of 17.9 percent, compared with a discount to NAV of 18.1 percent on September 30, 1996. Key investment results and comparisons are noted below.


                               [GRAPHIC OMITTED]


================================================================================


                                          Fourth Quarter         Full Year
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

  Shares Valued at Net Asset Value           4.2%                 17.6%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                  4.9%                 18.3%

  Shares Valued at Market Price
  With Dividends Reinvested                  5.1%                  9.3%

  Fund's Closing Price Range               $10.50 to $9.125      $10.50 to $8.50

  Fund's Discount Range                     19.5% to 15.8%        19.9% to  8.0%

Lipper Growth Mutual Fund Average            5.2%                 19.1%

S&P 500 Stock Index                          8.3%                 23.0%

Dow Jones Industrial Average                10.2%                 28.7%

Nasdaq Composite Index                       5.2%                 22.7%


Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged Nasdaq Index are total returns excluding income.

--------------------------------------------------------------------------------

                                     --[1]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
1996 Annual Report Chairman's Letter


     The stock market, as measured by the S&P 500 Stock Index, continued its advance for the eighth quarter in a row, a string that has not been matched since the market increased 11 consecutive quarters between the third quarter of 1962 and the first quarter of 1965. As the table on the previous page shows, the Fund's net asset value with dividends reinvested was up 4.9 percent in the quarter, which compares with 5.2 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark comparison). For the full year 1996, the Fund's net asset value with dividends reinvested was up 18.3 percent compared with 19.1 percent for the Lipper Average.

     Due to the transition in management from Growth Stock Outlook, Inc. to Liberty Asset Management Company late in 1995, the Fund began 1996 only 55 percent invested in equities and it took two months to reach an essentially fully invested position. Thus, the Fund partially missed the run-up in stock values during the first two months of the year.

     The Fund has been essentially fully invested in equities since March 1996. We expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology LAMCO brings to the Fund.

     More than 65 percent of the Fund's individual shareholders elected to take newly issued shares, valued at market price, in the recent year-end distribution of $1.02 per share, which was almost entirely realized capital gains. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so that these gains can build additional value through compounding.

     The Manager Roundtable, beginning on page 10, is a regular feature of our annual reports. The three Portfolio Managers offer their views on the excellent stock market performance in 1996, prospects for 1997 and notable portfolio holdings.

Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.
Executive Vice President
Liberty Financial Companies, Inc.

                                     --[2]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                           1996 Annual Report President's Letter


To Our Fellow Shareholders:                                        February 1997

     While Liberty Asset Management Company (LAMCO) has been involved with the Fund since June 1, 1994, when it was still The Charles Allmon Trust, Inc., 1996 was the first year in which LAMCO had full responsibility for the Fund's management for the entire year. It was a good year, as Hal Cogger pointed out in his Chairman's Letter.

     Performance during the past two years has been extraordinary. The LAMCO-managed portion of the Fund (about 20 percent of the Fund to November 6, 1995, and 100 percent thereafter) had a 24.3 percent average annualized return, which compares to 24.7 percent for the Lipper Growth Mutual Fund Average. Not since 1975-76 has a comparable two-year period been registered for the stock market as a whole, as measured by the S&P 500 Stock Index.

     For the entire period of LAMCO's involvement with the Fund (from June 1, 1994, to December 31, 1996), average annualized return for the LAMCO-managed portion of the Fund has been 18.1 percent, which compares to 18.9 percent for the Lipper Growth Mutual Fund Average. Thus, we are off to a respectable start in building a sound long-term record.

     During 1996, large companies significantly outperformed smaller companies, as can be seen in the table below.

--------------------------------------------------------------------------------

     MARKET CAP BREAKDOWN OF
     THE S&P 500 STOCK INDEX           1996 RETURN
     -----------------------           -----------


        Largest 20%                       30.9%
        Next 20%                          29.6%
        Middle 20%                        19.4%
        Next 20%                          18.2%
        Smallest 20%                       9.2%
--------------------------------------------------------------------------------


     The Fund's portfolio includes a broad range of company sizes, including some smaller even than those in the bottom quintile of the S&P 500, and has a weighted average market capitalization substantially lower than that of the S&P 500 ($17.2 billion for the Fund versus $39.5 billion for the S&P 500). An important question confronting investment managers is how long this size/performance disparity will continue. History suggests that the underperformance of the smaller companies will not go on indefinitely. Should there be an improvement in the relative performance of these smaller companies, the Fund should benefit.

Sincerely,

/s/ Richard R. Christensen
-----------------------------
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company


                                     --[3]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Why Multi-Management?

EVEN THE BEST MANAGERS HAVE
INCONSISTENT RETURNS

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph to the right illustrates this inconsistency by showing the four best performing growth funds in 1991 and tracking their relative performance rankings over the next five years. The lack of consistency is clear.

The problem is...

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

THE TO RANKED FUNDS

        Fund1      Fund2     Fund3     Fund4

1991        1          2         3         4
1992       31        124       185        72
1993        7         37       163        50
1994      277        233       265       136
1995       18        261       200       255
1996       16        236       261        48


A SINGLE STYLE PRODUCES
INCONSISTENCY

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a small cap growth stock manager continues to hold small cap growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

In order to reduce these fluctuations...


                               [GRAPHIC OMITTED]

MANAGER'S STYLE                                             MANAGER'S STYLE
 IN FAVOR                                                      IN FAVOR

--------------------------------------------------------------------------------
STOCK MARKET
RETURNS


                                MANAGER'S STYLE
                                  OUT OF FAVOR
--------------------------------------------------------------------------------
TIME


COMBINING STYLES THROUGH
MULTI-MANAGEMENT IMPROVES
CONSISTENCY

 ...more than one portfolio manager, each employing a different style, must manage a fund. This approach is called "Multi-Management" and is practiced in some form by most institutional investors. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone: consistency.

Of course, the investment performance from styles is not as predictable as shown, so...

                               [GRAPHIC OMITTED]



 MANAGER A'S                    MANAGER B'S               MANAGER A'S
STYLE IN FAVOR                STYLE IN FAVOR            STYLE IN FAVOR


--------------------------------------------------------------------------------
MULTI-MANAGER RETURNS: (MANAGER A PLUS MANAGER B)
STOCK MARKET RETURNS
--------------------------------------------------------------------------------


    MANAGER B'S                 MANAGER B'S                 MANAGER A'S
STYLE OUT OF FAVOR          STYLE OUT OF FAVOR           STYLE OUT OF FAVOR
--------------------------------------------------------------------------------
TIME


                                     --[4]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                               LAMCO's Multi-Management Program:
                                                   Constructing the Manager Team


 ...LAMCO has identified three different styles as the best combination to achieve the Fund's investment objectives.

There are two broad styles of investing, Growth and Value. The Growth style focuses on the selection of companies whose growth prospects are better than the average company. The other style is Value, which focuses on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. Since the Fund has a growth focus, two-thirds of the assets are divided among two growth managers who practice a specific style of investing within this broad style. The other style, representing one-third of the assets, is contrarian in nature; that is, it has characteristics of both Growth and Value. The style of each manager is shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above-average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for the Fund. Several hundred equity management organizations are both substantial in size and well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

o    A constant focus on a particular style of investing.
o    A disciplined investment decision-making process.
o A sound record of success relative to other managers who practice the same style.
o Continuity among the investment professionals, so that those who have built the record remain the managers.
o    A well-managed, highly responsive organization.


The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.


     [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

OPPENHEIMER CAPITAL Contrarian holdings being overlooked and
undervalued by investors. ................................................   1/3

PROVIDENT INVESTMENT COUNSEL, INC. Large capitalization
companies with fast-growing earnings and bright prospects. ...............   1/3

MISSISSIPPI VALLEY ADVISORS INC. Small capitalization growth companies that sell at a reasonable current price relative
to anticipated future earnings. ..........................................   1/3

                    As with anything in investments, circumstances change, so...

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
LAMCO's Multi-Management Program:
Manager Evaluation and, Occasionally, Replacement


 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for the Fund. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

o    It is consistently practicing its Investment Style.
o    Its transactions and holdings reflect the Style.
o    Its organization and investment process continue to support the Style.
o Its investment performance is good when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving the Fund the full benefits of Multi-Management.
The procedures include:

o Assuring that the Fund's total portfolio has the proper investment characteristics.
o    Researching new investment managers as possible future Portfolio Managers.
o    Making Portfolio Manager changes when necessary.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, The Fund's assets are allocated among the three Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of the Fund's Multi-Management methodology. This procedure is called rebalancing.


The anatomy of the Fund's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, it is compared with the S&P 500 Stock Index.

                                    --[6]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                               LAMCO's Multi-Management Program:
                                                       Portfolio Characteristics

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

     The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.


THE INVESTMENT STYLES PRACTICED BY THE FUND'S THREE PORTFOLIO MANAGERS ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)

Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.

OPPENHEIMER CAPITAL

Contrarian holdings being overlooked and undervalued by investors.

PROVIDENT INVESTMENT COUNSEL, INC.

Large capitalization companies with fast-growing earnings and bright prospects.


PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1996
(UNAUDITED)

                                                    MARKET CAPITALIZATION SPECTRUM

                                                    SMALL                    LARGE
                                                    ------------------------------
                                                             [GRAPHIC]
                                                    ------------------------------
                                                                                             TOTAL        S&P
                                                         MVA     OPPENHEIMER   PROVIDENT      FUND     500 INDEX
----------------------------------------------------------------------------------------------------------------
Number of Holdings                                       77           30          42           147        500
----------------------------------------------------------------------------------------------------------------
Weighted Average Market Capitalization (billions)        $1.2        $23.8       $29.2         $17.2      $39.5
----------------------------------------------------------------------------------------------------------------
Percent of Holdings in S&P 500                            8.0%        67.7%       71.5%         48.1%       --
----------------------------------------------------------------------------------------------------------------
Dividend Yield                                            0.8%         1.3%        0.6%          0.9%       1.9%
----------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio                             17.7x        15.7x       28.6x         19.2x      19.0x
----------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio                            3.3x         4.0x        8.7x          5.2x       4.7x
----------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings Per Share Growth              19.8%        25.8%       30.1%         25.9%      13.5%
----------------------------------------------------------------------------------------------------------------

                                    --[7]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Top 50 Holdings
As of December 31, 1996

            RANK                                                              VALUE          PERCENT OF
RANK    AS OF 9/30/96    SECURITY NAME                                        ($000)         NET ASSETS
--------------------------------------------------------------------------------------------------------
  1          1           Microsoft Corp.                                       $2,975               2.2%
  2          2           Federal Home Loan Mortgage Corp.                       2,643               1.9
  3          9           Intel Corp.                                            2,357               1.7
  4          3           Federal National Mortgage Assoc.                       2,235               1.6
  5          4           Pfizer, Inc.                                           2,072               1.5
  6          7           Citicorp                                               2,060               1.5
  7          6           Monsanto Co.                                           1,944               1.4
  8         13           McDonnell Douglas Corp.                                1,920               1.4
  9         14           Travelers Group, Inc.                                  1,815               1.3
 10         12           ACE, Limited                                           1,804               1.3
 11         15           MBNA Corp.                                             1,743               1.3
 12         16           AFLAC Inc.                                             1,710               1.3
 13          5           First Data Corp.                                       1,693               1.2
 14         25           Arrow Electronics, Inc.                                1,605               1.2
 15         10           LucasVarity PLC ADR                                    1,596               1.2
 16         17           Countrywide Credit Industries, Inc.                    1,574               1.2
 17         23           Morgan Stanley Group, Inc.                             1,542               1.1
 18         19           EXEL Limited                                           1,515               1.1
 19         30           Telefonaktiebolaget LM Ericsson, Class B ADR           1,509               1.1
 20         11           Oracle Corp.                                           1,461               1.1
 21         42           Nokia Corp. ADR                                        1,441               1.1
 22         31           Merck & Co. Inc.                                       1,427               1.0
 23         33           Transamerica Corp.                                     1,422               1.0
 24         29           AMR Corp.                                              1,410               1.0
 25         21           Cisco Systems, Inc.                                    1,400               1.0
 26         36           Sprint Corp.                                           1,396               1.0
 27         22           Lockheed Martin Corp.                                  1,373               1.0
 28         28           Medtronic, Inc.                                        1,360               1.0
 29         39           Caterpillar, Inc.                                      1,355               1.0
 30         27           Wells Fargo & Co.                                      1,349               1.0
 31         38           Progressive Corp.                                      1,348               1.0
 32         35           Triton Energy Corp.                                    1,310               1.0
 33         43           Freeport-McMoRan Copper & Gold, Inc. Class A           1,195               0.9
 34         24           HFS, Inc.                                              1,195               0.9
 35         44           General Electric Co.                                   1,187               0.9
 36         34           May Department Stores Co.                              1,169               0.9
 37         45           Gillette Co.                                           1,166               0.9
 38         41           PMI Group, Inc.                                        1,163               0.9
 39        NEW           Lucent Technologies, Inc.                              1,156               0.8
 40         52           Fisher Scientific International                        1,107               0.8
 41         40           R.R. Donnelley & Sons Co.                              1,098               0.8
 42         50           American International Group, Inc.                     1,083               0.8
 43         37           Champion International Corp.                           1,081               0.8
 44         20           Hercules, Inc.                                         1,081               0.8
 45         57           Oxford Health Plans, Inc.                              1,054               0.8
 46         58           Hubbell, Inc., Class B                                 1,038               0.8
 47          8           Computer Associates International, Inc.                1,035               0.8
 48         32           Dole Foods, Inc.                                       1,016               0.7
 49         60           R.P. Scherer Corp.                                     1,005               0.7
 50         79           Crestar Financial Corp.                                1,004               0.7

                                    --[8]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                       Major Stock Changes in the Fourth Quarter

The following are the major ($300,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1996.

                                                                              SHARES
                                                    ----------------------------------------------------------
                                                                                                     HELD AS
SECURITY NAME                                       ADDITIONS               REDUCTIONS             OF 12/31/96
--------------------------------------------------------------------------------------------------------------
Apria Healthcare Group Inc.                           25,600                                           25,600
Ascend Communications, Inc.                           10,000                                           10,000
Evergreen Media Corp., Class A                        16,000                                           16,000
Lucent Technologies, Inc.                             25,000                                           25,000
Lunar Corp.                                           16,800                                           16,800
Marks Brothers Jewelers, Inc.                         25,100                                           25,100
Nellcor Puritan Bennett, Inc.                         27,000                                           27,000
Oakley, Inc.                                          47,000                                           47,000
Schlumberger LTD.                                      6,000                                            6,000
Talbots, Inc.                                         17,000                                           17,000
Tidewater, Inc.                                        9,000                                           19,000

AccuStaff, Inc.                                                               (18,000)                      0
Adaptec, Inc.                                                                 (16,000)                      0
AutoZone, Inc.                                                                (16,000)                      0
Charter One Financial, Inc.                                                   (13,500)                  9,600
Computer Associates International, Inc.                                        (9,200)                 20,800
Computer Sciences Corp.                                                       (10,000)                      0
Credit Acceptance Corp.                                                       (11,200)                      0
Danka Business Systems ADR                                                    (10,000)                      0
Electronic Data Systems Corp.                                                 (12,000)                      0
Flowers Industries, Inc.                                                      (32,000)                      0
Hvide Marine, Inc.                                                            (23,000)                      0
Mellon Bank Corp.                                                             (22,000)                      0
Microchip Technology                                                           (7,300)                      0
Mirage Resorts, Inc.                                                          (24,000)                      0
Modine Manufacturing Co.                                                      (21,000)                  9,000
Motorola, Inc.                                                                (20,000)                      0
Quantum Corp.                                                                 (11,200)                 24,800
Robert Mondavi Corp., Class A                                                 (11,273)                  3,227
Staples, Inc.                                                                 (30,000)                      0
SunGard Data Systems, Inc.                                                     (8,000)                 23,200
Tuesday Morning Corp.                                                         (23,000)                      0

                                    --[9]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Manager Roundtable

Growth Investing in a Strong Market

THE STOCK MARKET HAS BEEN REWARDING --
BUT SURPRISINGLY NARROW / The Portfolio Managers Analyze this Environment -- What Happened And What May Lie Ahead as 1997 Unfolds.

     In this, our second Manager Roundtable, our portfolio managers review their investment styles and philosophies, as well as the year just past as it affected both. They also look ahead to their expectations for 1997 and summarize some recent additions and deletions in their portfolios.

     The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the Roundtable. The participating Portfolio Managers and their investment styles are:

MISSISSIPPI VALLEY ADVISORS

Portfolio Manager / Robert J. Anthony,
Small Cap Portfolio Manager
Investment Style / Growth -- Mississippi Valley Advisors' (MVA) investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment based on relative price/earnings ratio, earnings growth and total return. The firm looks for strong management and managers with an equity stake in the company; leadership in one or two markets by one or two products; and strong financial condition as well as companies that are under-researched by Wall Street analysts.

OPPENHEIMER CAPITAL

Portfolio Manager / John G. Lindenthal, Managing Director Investment Style / Contrarian -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

PROVIDENT INVESTMENT COUNSEL, INC.
Portfolio Manager / Jeffrey J. Miller, Managing Director

Investment Style / Growth -- Provident invests in the stocks of companies that are expected to provide fast growth in earnings. Provident believes that companies with superior financial characteristics and accelerating sales and profit growth will provide superior stock returns. Stocks held typically have high profit margins and return on equity and price/earnings ratios less than their predicted growth rates.

LAMCO: As this is just the second Liberty All-Star Growth Fund Manager Roundtable, a good place to start would be a brief review of each manager's investment philosophy, style and process. John Lindenthal, will you start us off with an overview of Oppenheimer's approach?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN):
Oppenheimer Capital believes that discretionary capital and how management chooses to use it on behalf of shareholders hold the key to economic value. We emphasize the level and sustainability of a company's return on invested capital and the allocation of cash flows among reinvestment alternatives, such as timely acquisitions, share repurchases, dividend payments and other uses. We invest in companies that generate high returns and create value for shareholders through the allocation of these returns. Oppenheimer Capital believes that such companies can compound their shareholder values for extended periods, even if the increase is not immediately reflected in the market price of the stock.

     In addition to successful cash flow generation and deployment, we typically look for companies that combine the following characteristics:

     o A proven management team whose financial interests are aligned with those of the shareholders.

--------------------------------------------------------------------------------
 The views expressed in this interview represent the managers' views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

"Oppenheimer Capital believes that discretionary capital and how management chooses to use it on behalf of shareholders hold the key to economic value."

John Lindenthal / Oppenheimer
--------------------------------------------------------------------------------


                                    --[10]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                              Manager Roundtable


     o A strong competitive position with significant barriers against entry by other companies.
     o Promising outlook for profitability, as indicated by potential new markets, the ability to cut costs and/or raise prices and strategies to eliminate or effect a turnaround in underperforming assets.
     o Stability of sales, income and cash flow through varying industry and economic cycles.

     Through our analysis, we must be convinced that the true economic value of the company exceeds its current stock price by a significant margin. If this effort is successful, the stock is added to the approved list of securities. Utilizing stocks from the approved list, portfolio managers construct portfolios within individual client guidelines and restrictions.

LAMCO: Thank you, John. Jeff Miller, tell us about Provident's approach, please.

MILLER (PROVIDENT -- GROWTH): Our investment approach is based on the philosophy that earnings drive prices. Over time, superior returns to shareholders are produced by companies with superior earnings growth. Provident Investment Counsel's investment style is to seek out companies with strong financial characteristics and are in a period of high, sustainable earnings growth.

     We utilize a "bottom-up" security selection process. In assessing a company for investment, we seek exceptional profitability and market share leadership, as well as superior return on equity, reinvestment rates, and sales and dividend growth. Those companies having a proprietary product, industry leadership, significant management ownership, and well thought out management goals, plans and controls are especially attractive.

     Our equity research is based on both internal and external sources. Ideas may be generated by direct company contacts, prospectuses, computer screens and analyst contacts. In addition, an abundance of fundamental and technical research is received from large Wall Street firms, regional houses and smaller boutiques. New ideas are discussed daily on an informal basis or may be presented at our weekly investment policy committee meeting when stocks are formally added to or deleted from our buy list. Our portfolio managers actively participate in security analysis, thus keeping the two functions tightly integrated and encouraging the flow of ideas.

LAMCO: Bob Anthony, give us a description of Mississippi Valley Advisors' approach, please.

ANTHONY (MISSISSIPPI VALLEY ADVISORS-- GROWTH): Mississippi Valley Advisors' style is designed to take advantage of the opportunity in small capitalization companies. We are long-term investors with the objective of buying growth at a reasonable price within emerging growth industries, as well as specialized segments of more mature industries. We consider for purchase stocks selling at low relative price/earnings ratios (P/Es), at P/E discounts to their growth rates and at P/Es below their peer groups. We also consider small companies with unique features, including asset values, high cash flows or other factors that offer the potential for above-average capital appreciation. Since we believe our strength is in stock selection and not in market timing, our objective, is to stay fully invested and broadly diversified among economic sectors. For purposes of risk control, our portfolios are closely monitored to assure broad diversification among economic sectors.

     Stocks are selected by our internal staff of 10 equity analysts, each of whom is responsible for a sector or sectors of the economy, and which are broken down by energy, technology, medical, etc. Using a bottom-up stock selection process, analysts screen stocks seeking the highest possible total return, based upon projected earnings and historic relative P/E ratios. The stocks are ranked in deciles and the portfolio is selected from the top four deciles. Stocks become sale candidates when they fall below the sixth decile.

--------------------------------------------------------------------------------
"Over time, superior returns to shareholders are produced by companies with superior earnings growth."

Jeff Miller / Provident
--------------------------------------------------------------------------------

LAMCO: Let's turn now to the year just past. In general, 1996 was an excellent year for investors. Would each of you review the year, particularly as it affected your style, with emphasis on the fourth quarter? Bob Anthony, let's stay with you.

                                    --[11]--


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Manager Roundtable


ANTHONY (MISSISSIPPI VALLEY ADVISORS-- GROWTH): Nineteen ninety-six was an excellent year for the stock market. Unfortunately for small cap investors, it was once again a year of large cap stocks. For the second straight year the Russell 2000 index lagged the S&P 500 Index, increasing 16.5 percent versus a
23.0 percent gain for the S&P 500. Moreover, performance was led by the largest companies within the index, as the S&P 500 on an equal weighted basis was up only 19.0 percent. According to Standard & Poor's, the largest companies were also the best performers within the S&P 400 mid-cap index and the S&P 600 small cap index.

     Looking at the year as a whole, small capitalization stocks performed well in the first half, with the Russell 2000 showing a 10.4 percent gain versus a
10.1 percent gain for the S&P 500. In the second half, however, smaller companies lagged significantly, registering a 5.1 percent gain versus a 12.9 percent gain for the S&P 500. One major reason for this underperformance is increased supply, as existing small cap stocks have to compete with new small cap companies for investment dollars. Last year saw a record calendar of initial public offerings totaling $49.8 billion. Perhaps most important was lackluster domestic earnings growth. Small cap stocks continued to be extremely volatile, with earnings surprises being rewarded or severely punished. The severe reactions to short-term earnings disappointments remain characteristic of momentum investing, making it difficult for patient investors looking for solid long-term opportunity. Because of the market's short-term focus and the distinct lack of breadth, our style continues to be out of favor in the marketplace. Some of the sectors that aided our results in the most recent quarter included consumer staples, health care, transportation and industrial cyclicals.

LAMCO: Jeff Miller, what are Provident's thoughts about the year?

MILLER (PROVIDENT -- GROWTH): The year was another excellent one for the stock market. However, like 1995, 1996 was a year in which company size had more of an effect on returns than investment style. This was certainly true in our portfolio, as our larger capitalization companies had a greater effect on total portfolio performance than did some of our mid-size companies.

     The sectors that tended to help us the most during the year were the finance sector, in which we have been consistently over-weighted, and the technology area, specifically software. Health care also was a help. Throughout the year, the biggest disappointment was our consistent underweighting of the consumer nondurable sector. This sector includes industries such as food, beverages and consumer products. We felt throughout the year, and continue to believe, that the valuation of stocks in this sector is significantly discounting future earnings prospects.

     The fourth quarter of the year also saw continued volatility, highlighted by the positive market move after the election and the sell-off after Fed Chairman Greenspan's comments regarding the "irrational exuberance" exhibited by the stock market. This did not last long, however, as the market snapped back before the end of the year. The fourth quarter also saw value outperforming growth as well as the continuation of the outperformance of what we call the "mega caps" -the very large capitalization companies. Once again, in the fourth quarter the portfolio was positively impacted by the finance and retail sectors as well as health services. The portfolio was hurt by our underweighting in consumer nondurables and a sell-off in some of the technology stocks.

--------------------------------------------------------------------------------
"The year was another excellent one for the stock market. However, like 1995, 1996 was a year where company size had more of an impact on returns than investment style."

Jeff Miller / Provident
--------------------------------------------------------------------------------

LAMCO: What is Oppenheimer's perspective regarding 1996?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): With the economy slowing in the second half of 1996 and interest rates generally falling, especially in the fourth quarter, our interest rate-sensitive stocks outperformed the market. Close to 40 percent of the portfolio has been invested in banks, financial services and insurance stocks. We own these particular stocks because of their industrial positions, high and sustainable returns on capital, and shareholder-oriented managements. We do not attempt to forecast interest rates, but, obviously, changes in the direction of rates -- either up or down -- can have a near-term impact on the price of financial stocks. Interest-sensitive stocks in the portfolio that



                                    --[12]--
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                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                              Manager Roundtable


were up more than 10 percent in the fourth quarter included AFLAC, Citicorp, Countrywide Credit Industries, Federal Home Loan Mortgage Corporation, Travelers Group and ACE Limited.

     In addition to the financial stocks, the portfolio benefited from several restructuring announcements that will improve the value-creation potential of the affected companies. McDonnell Douglas is in the process of being acquired by Boeing. Monsanto is spinning out its chemical division to concentrate on it agricultural biotechnology business.

     The technology sector also aided overall results, with Intel more than doubling over the year and Arrow Electronics and Nokia outperforming the market.

LAMCO: Let's take a look at what may lie ahead. What is your overall outlook for the stock market for 1997? And, more specifically, what factors do you expect to have the most impact on the types on stocks you invest in? John Lindenthal, start us off.

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): We look for modest gains in the equity market for 1997. Although we pay attention to the overall investment climate, we don't let it dominate our investment process. Our investment style is to be long-term relationship investors. We know the companies we own extremely well, and have an ongoing dialogue with their management. Almost all of our time is spent analyzing businesses and talking directly with the management. We do not focus on overview considerations, such as the strength or weakness of the economy, interest rate projections or political developments, etc. We want to make sure the companies we own are creating value for the shareholder.

--------------------------------------------------------------------------------
"We are long-term investors with the objective of buying growth at a reasonable price within emerging growth industries, as well as specialized segments of more mature industries."

Bob Anthony /
Mississippi Valley Advisors
--------------------------------------------------------------------------------

LAMCO: Jeff Miller, what does Provident see on the horizon?

MILLER (PROVIDENT -- GROWTH): Our outlook for 1997 is for less exciting returns from the overall market. While we do not make top-down economic forecasts, the consensus view is for a slowing economy and for slower profit growth. This economic environment would result in relatively stable interest and inflation rates. These factors would support current P/E ratios that we now see in the market. However, we do not expect that P/E ratios would continue to expand from current levels. Therefore, the bulk of stock market returns will come from underlying earnings growth.

     If this outlook pans out, it should be positive for high- and consistent-growth companies. Were this to be the case, I would expect that we would see greater separation between investment styles in the market. In such an environment, I would expect to see a shift away from the very large but slower-growing companies toward companies of smaller size but with high growth rates.

     What we have seen in the last two years is a market of excellent returns that have been primarily driven by very large companies. Style has not been as important as size. In the last two years, the Russell 2000 Value Index is up
52.6 percent and the Russell 2000 Growth Index is up 45.6 percent. However, at the large cap end of the scale, the Russell 1000 Value Index is up 68.3 percent and the Growth Index is up 68.9 percent. The large cap-dominated S&P 500 is up even more -- 69.5 percent. So, clearly, it has been a market driven by large companies. If this somewhat indiscriminate trend toward large company investing tends to slow, we think it will place a premium on individual stock selection, which should benefit the active manager.

     I think the factors that would have the greatest impact, not only on our style but on the market as a whole, would be inflation and interest rates. Higher rates of both could cause the market to sell-off which would probably affect all styles. More stable levels of both inflation and interest rates, however, could cause the market to continue to move higher, albeit at a slower pace.

LAMCO: How about Mississippi Valley Advisors' outlook?

ANTHONY (MISSISSIPPI VALLEY ADVISORS-- GROWTH): For 1997 our view is for a slower-growth economy with continued low inflation and flat to possibly declining long-term interest rates. High consumer debt and bankruptcies are important factors in our projected slowdown in the economy and corporate profits. In this environment, stock


                                    --[13]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Manager Roundtable

selection will remain critical to performance within a broadly diversified portfolio.

     Small capitalization stocks have lagged large capitalization indices for the past two years. This underperformance of smaller companies seems to have been caused by investors seeking a flight to quality, a greater interest in multinational companies and a clear preference for companies with more predictable earning streams. All of these factors would be consistent with a perceived slowdown in the U.S. economy. This period of underperformance has led to smaller capitalization stocks becoming even more undervalued vis-a-vis their larger counterparts on a P/E basis. The catalyst for small capitalization stocks going forward could be the potential for faster earnings growth as investors begin to look toward 1998.

LAMCO: Perhaps now we can focus on two or three recent additions to the Fund's portfolio. What were they, and why were they purchased? And, how about discussing two or three stocks that you sold recently, and why? Jeff Miller, what portfolio moves has Provident made recently?

--------------------------------------------------------------------------------
"Our investment style is to be long-term relationship investors. We know the companies we own extremely well, and have an ongoing dialogue with their management."

John Lindenthal / Oppenheimer
--------------------------------------------------------------------------------

MILLER (PROVIDENT -- GROWTH): One of our recent purchases is AES Corp. AES is the largest independent power producer in the world. It currently owns and operates six electric generation facilities in the U.S. and five overseas. The company's future expansion plans are directed almost entirely toward the international market. We predict that international privatization of power production will triple the company's capacity during the next five years, driving annualized earnings growth in excess of 24 percent through the decade. The company has six domestic and international projects approved for construction, with long-term purchase power agreements already in hand. These agreements provide a high degree of earnings visibility. We believe that management is outstanding and its commitment is demonstrated by its ownership of 40 percent of the stock and its dedication to increasing shareholder value.

     Two other recent additions to the portfolio are in the telecommunications sector. The first, Ascend Communications, is more of a mid-sized company and is a leading manufacturer of wide area networking access products that enable users to build video conference, voice, video and data integrated networks. The company stands to benefit from the explosive industry growth, which is being driven by demand for higher bandwidth and migration from analog and private access to switched digital access. The company has successfully diversified its product line from video only to video, voice and data, and it has diversified its distribution from carriers to value-added resellers, OEMs (original equipment manufacturers) and information service providers.

     The second company in the telecommunications area is Lucent Technologies. Lucent, which was an AT&T spin-out, is the world's dominant developer and manufacturer of telecommunication systems and software. The company supplies sys-tems and software to 23 of the world's 25 largest network operators, and is the largest supplier of consumer telecommunication products in the U.S. As a result of increased demand for voice and data lines, wireless expansion, deregulation and privatization, the telecommunications equipment market is experiencing an acceleration in its growth. Lucent is well positioned to take advantage of this. The spin-out from AT&T will allow the company to focus on the fastest growing operating divisions and get out of nonstrategic businesses. In addition to accelerating growth, market share gains should contribute to the company's earnings growth over the longer term.

     Recent liquidations from the portfolio include a stock we have owned for some time. AutoZone operates retail auto parts stores with a focus on the do-it-yourself customer, and its growth is based on new store openings. In the last year or so, the company began to expand more into commercial markets, such as garages and professional mechanics. This proved to be difficult to integrate with its retail approach and led to some earnings disappointments. As a result, we have sold the stock.

     Another stock we sold was US Robotics Corp. US Robotics is a major manufacturer of high-performance data communications products, including modems for business and personal use. US Robotics had been a very good stock for us, as the company benefited from the transition from 14.4-kilobit modems to the 28.8-kilobit environment. Given the expansion of the Internet, demand for 28.8 modems outpaced supply. However, like most areas of technology, time does not stand still, and the next transition to the


                                    --[14]--

56-kilobit modem was more problematic for the company. We saw inventories of the 28.8-product begin to build from 4-5 weeks to 10-11 weeks. This resulted in pricing pressure, with higher inventories resulting in a slowing in the company's earnings growth pattern. Even though business in US Robotics' commercial and systems area was continuing to do well, we believed that this change warranted the sale of the stock.

LAMCO: Bob Anthony, what has MVA bought and sold recently?

ANTHONY (MISSISSIPPI VALLEY ADVISORS-- GROWTH):A recent addition to our portfolio is Aptargroup. Aptargroup is a leading packaging company focusing on one of the higher margin niches in the industry, pumps and closures. Aptargroup dominates high-end markets within these niches as the premier supplier of pumps and valves to the perfume, pharmaceutical, and consumer products market. Aptargroup's closures are a small part of the total cost but represent an integral component. With low debt and a significant positive cash flow, Aptargroup is able to maintain its prominence while producing a mid teens growth rate. Valued on either a P/E or cash flow basis, Aptargroup is trading near the low end of its absolute and relative historical range and offers excellent long-term potential.

     Another purchase was Nellcor Puritan Bennett, which is a medical device company that manufactures a wide variety of patient care monitors and sensors for measuring blood gases and respiratory output. Through a combination of several acquisitions and internally developed products, the company has become the dominant supplier to the respiratory care market. Integration issues related to recent acquisitions and revised Medicare reimbursement rates combined to create an earnings growth disruption. Both issues, considered to be short-term in duration, provided an opportunity to purchase the stock of a well-positioned, high quality company offering attractive growth prospects at a considerable discount to the market.

--------------------------------------------------------------------------------
"The catalyst for small capitalization stocks going forward could be the potential for faster earnings growth as investors begin to look toward 1998."

Bob Anthony /
Mississippi Valley Advisors
--------------------------------------------------------------------------------

     Two recent sales in the portfolio include Adaptec and Microchip Technology. Both of these companies are niche semiconductor companies. Semiconductor stock prices declined during the late spring/early summer due to an inventory correction within the semiconductor industry. This inventory correction caused orders to weaken and earnings expectations to decline. Given that the stocks are extremely volatile, they weakened more than the fundamentals would have suggested and we purchased the stocks. As we moved into fall, it became apparent that the inventory correction was very short-lived and that, in fact, overall demand was quite strong within the industry. As a result, both stocks rebounded sharply. Given our sell discipline, which looks to remove those stocks in the portfolio that fall in the bottom 40 percent of total return potential looking forward, both stocks were fairly priced and were sold. This allowed us to capture a gain of 55 percent in Microchip and 38 percent in Adaptec.

LAMCO: John Lindenthal, what has Oppenheimer bought recently and what has it sold?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): We recently purchased two new stocks in the Fund's portfolio. AMR Corp., the parent of American Airlines, has restructured to produce higher and more consistent returns on capital. The company is using a major portion of its free cash flow generation to pay down debt and will have ample funds to eventually purchase new planes. We also started a position in Wells Fargo Corp. Wells Fargo is the leading bank in the U.S. in terms of return on capital and shareholder orientation. Its recent acquisition of First Interstate strengthens its market position in the West. In addition, management is utilizing the cost savings from the acquisition to repurchase stock. Wells is a leader in electronic banking and its technology expertise is unprecedented in the banking industry.

     We sold our positions in Unilever and Motorola to purchase these two new holdings. Unilever reached our price target and Motorola was sold because we wanted to focus our cellular phone efforts on our existing position in Nokia.

LAMCO: Thank you very much for an interesting and useful discussion.


                                    --[15]--
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LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1996


COMMON STOCKS (95.9%)                                     SHARES    MARKET VALUE
--------------------------------------------------------------------------------
AEROSPACE (2.4%)
Lockheed Martin Corp.                                     15,000      $1,372,500
McDonnell Douglas Corp.                                   30,000       1,920,000
                                                                       ---------
                                                                       3,292,500

AUTO, TIRES & ACCESSORIES (1.6%)
Discount Auto Parts, Inc. (a)                             24,000         561,000
LucasVarity PLC ADR (a)                                   42,000       1,596,000
                                                                       ---------
                                                                       2,157,000
                                                                       ---------
BANKS (5.4%)
Charter One Financial, Inc.                                9,600         403,200
Citicorp                                                  20,000       2,060,000
Crestar Financial Corp.                                   13,500       1,004,063
First Financial Corp.                                      6,250         153,125
Signet Banking Corp.                                      25,000         768,750
Standard Federal Bancorporation                           13,800         784,875
Union Planters Corp.                                      22,500         877,500
Wells Fargo & Co.                                          5,000       1,348,750
                                                                       ---------
                                                                       7,400,263
                                                                       ---------
BROADCASTING & CABLE (1.1%)
British Sky Broadcasting Group PLC ADR                    19,000         997,500
Evergreen Media Corp., Class A (a)                        16,000         400,000
Paxson Communications Corp. (a)                           16,000         126,000
                                                                       ---------
                                                                       1,523,500
                                                                       ---------
BUSINESS SERVICES (1.4%)
First Data Corp.                                          46,370       1,692,505
SOS Staffing Services, Inc. (a)                           17,700         185,850
                                                                       ---------
                                                                       1,878,355
                                                                       ---------
CHEMICALS (3.2%)
Cytec Industries, Inc. (a)                                14,500         589,063
Hanna (M.A.) Co.                                          36,000         787,500
Hercules, Inc.                                            25,000       1,081,250
Monsanto Co.                                              50,000       1,943,750
                                                                       ---------
                                                                       4,401,563
                                                                       ---------

See Notes to Schedule of Investments

                                    --[16]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                     SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMPUTER & BUSINESS EQUIPMENT (10.7%)
Active Voice Corp. (a)                                    20,000        $275,000
Ascend Communications, Inc. (a)                           10,000         621,250
Ceridian Corp. (a)                                         9,000         364,500
Cisco Systems, Inc. (a)                                   22,000       1,399,750
Computer Associates International, Inc.                   20,800       1,034,800
Intel Corp.                                               18,000       2,356,875
Komag, Inc. (a)                                           15,132         410,456
Microsoft Corp. (a)                                       36,000       2,974,500
Norand (a)                                                22,400         386,400
Nu-Kote Holdings, Inc., Class A (a)                       42,000         430,500
Oracle Corp. (a)                                          35,000       1,461,250
Quantum Corp. (a)                                         24,800         709,900
Sungard Data Systems, Inc. (a)                            23,200         916,400
The Peak Technologies Group (a)                           36,000         432,000
Zebra Technologies Corp. Class A (a)                      37,803         883,645
                                                                     -----------

                                                                      14,657,226
                                                                     -----------

CONSTRUCTION (0.4%)
J. Ray McDermott, S.A. (a)                                26,000         572,000
                                                                     -----------
CONSUMER PRODUCTS (1.6%)
Department 56, Inc. (a)                                   25,000         618,750
Gucci Group NV ADR                                         8,000         511,000
Oakley, Inc. (a)                                          47,000         511,125
Tommy Hilfiger Corp. (a)                                  10,000         480,000
                                                                     -----------
                                                                       2,120,875

COSMETICS & TOILETRIES (0.9%)
Gillette Co.                                              15,000       1,166,250
                                                                     -----------
DIVERSIFIED (1.9%.)
Ball Corp.                                                26,500         689,000
General Electric Co.                                      12,000       1,186,500
Lydall, Inc. (a)                                          23,000         517,500
Modine Manufacturing Co.                                   9,000         240,750
                                                                     -----------
                                                                       2,633,750
                                                                     -----------
See Notes to Schedule of Investments


                                    --[17]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Schedule of Investments


COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE (15.5%)
Allergan, Inc.                                            26,700        $951,187
Amgen, Inc. (a)                                           17,000         924,375
Apria Healthcare Group, Inc. (a)                          25,600         480,000
Bard (C.R.) Inc.                                          20,000         560,000
Beverly Enterprises, Inc. (a)                             50,000         637,500
Boston Scientific Corp. (a)                               13,000         780,000
Cardinal Health, Inc.                                     15,000         873,750
Columbia/HCA Healthcare Corp.                             16,500         672,375
Dentsply International, Inc.                              15,000         712,500
Elan Corp. ADR (a)                                        16,000         532,000
Emeritus Corp. (a)                                        13,000         175,500
Fisher Scientific International                           23,500       1,107,437
HEALTHSOUTH Corp. (a)                                     24,000         927,000
Horizon/CMS Healthcare Corp. (a)                          40,000         505,000
Living Centers of America, Inc. (a)                       27,900         774,225
Lunar Corp. (a)                                           16,800         588,000
Medtronic, Inc.                                           20,000       1,360,000
Merck & Co., Inc.                                         18,000       1,426,499
Millipore Corp.                                           16,500         682,687
Nellcor Puritan Bennett, Inc. (a)                         27,000         590,625
Orthologic Corp. (a)                                      52,700         296,437
Oxford Health Plans, Inc. (a)                             18,000       1,054,125
Pfizer, Inc.                                              25,000       2,071,875
Research Medical, Inc. (a)                                25,000         575,000
R.P. Scherer Corp. (a)                                    20,000       1,005,000
Sterling House Corp. (a)                                  12,000         105,000
Sun Healthcare Group, Inc. (a)                            57,600         777,600
                                                                      ----------
                                                                      21,145,697
                                                                      ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (2.9%)
Analog Devices, Inc. (a)                                  16,000         542,000
Arrow Electronics, Inc. (a)                               30,000       1,605,000
Hubbell, Inc., Class B                                    24,000       1,038,000
Tyco International Ltd.                                   15,000         793,125
                                                                      ----------
                                                                       3,978,125
                                                                      ----------
ELECTRICAL UTILITIES (0.4%)
AES Corp. (a)                                             12,000         558,000
                                                                      ----------

See Notes to Schedule of Investments

                                    --[18]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                   SHARES      MARKET VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES (13.9%)
Advanta Corp., Class B                                   19,000         $776,625
Capital One Financial Corp.                              25,000          900,000
Cityscape Financial Corp. (a)                            30,800          808,500
CMAC Investment Corp.                                    15,000          551,250
Countrywide Credit Industries, Inc.                      55,000        1,574,375
CUC International, Inc. (a)                              20,000          475,000
Federal Home Loan Mortgage Corp.                         24,000        2,643,000
Federal National Mortgage Assoc                          60,000        2,235,000
Finova Group, Inc.                                       12,000          771,000
First USA, Inc.                                          28,000          969,500
Interim Services, Inc. (a)                               14,300          507,650
MBNA Corp.                                               42,000        1,743,000
Morgan Stanley Group, Inc.                               27,000        1,542,375
Paychex, Inc.                                            10,000          514,375
Southern Pacific Funding Corp. (a)                       17,000          529,125
Travelers Group, Inc.                                    40,000        1,815,000
United Companies Financial Corp.                         22,300          593,738
                                                                      ----------
                                                                      18,949,513
                                                                      ----------
FOOD & BEVERAGE (2.9%)
Canandaigua Wine Co., Class A (a)                        27,216          775,656
Dole Foods, Inc.                                         30,000        1,016,250
Hormel Foods Corp.                                       29,000          783,000
IBP, Inc.                                                30,000          727,500
Performance Food Group, Co. (a)                          39,000          604,500
Robert Mondavi Corp., Class A (a)                         3,227          117,786
                                                                      ----------
                                                                       4,024,692
                                                                      ----------
HOTELS & LEISURE (0.9%)
HFS, Inc. (a)                                            20,000        1,195,000

INDUSTRIAL EQUIPMENT (1.0%)
Caterpillar, Inc.                                        18,000        1,354,500
                                                                      ----------

INSURANCE (8.3%)
ACE, Ltd.                                                30,000        1,803,750
AFLAC, Inc.                                              40,000        1,710,000
American International Group, Inc.                       10,000        1,082,500
EXEL Limited                                             40,000        1,515,000
MGIC Investment Corp.                                    13,000          988,000
NAC Re Corp.                                             11,000          372,625

See Notes to Schedule of Investments


                                    --[19]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Schedule of Investments


COMMON STOCKS (CONT.)                                      SHARES   MARKET VALUE
--------------------------------------------------------------------------------
INSURANCE (CONT.)
PMI Group, Inc.                                            21,000     $1,162,875
Progressive Corp.                                          20,000      1,347,500
Transamerica Corp.                                         18,000      1,422,000
                                                                     -----------
                                                                      11,404,250
                                                                     -----------
METALS & MINING (0.9%)
Freeport-McMoRan Copper & Gold, Inc., Class A              40,000      1,195,000
                                                                     -----------
OIL & GAS (4.5%)
Enron Corp.                                                10,000        431,250
Murphy Oil Corp.                                            9,000        500,625
Schlumberger Ltd.                                           6,000        599,250
Tejas Gas Corp. (a)                                        15,000        714,375
Tenneco, Inc.                                              20,000        902,500
Tosco Corp.                                                 7,000        553,875
Triton Energy Corp. (a)                                    27,000      1,309,500
Union Texas Petroleum Holdings, Inc.                       30,000        671,250
Weatherford Enterra, Inc. (a)                              17,538        526,140
                                                                     -----------
                                                                       6,208,765
                                                                     -----------
PAPER & PLASTIC (1.0%)
Aptargroup, Inc.                                            7,800        274,950
Champion International Corp.                               25,000      1,081,250
                                                                     -----------
                                                                       1,356,200
                                                                     -----------
POLLUTION CONTROL (0.6%)
Republic Industries, Inc. (a)                              25,000        779,688
                                                                     -----------
PUBLISHING (0.8%)
R.R. Donnelley & Sons Co.                                  35,000      1,098,125
                                                                     -----------
RETAIL TRADE (2.8%)
Marks Brothers Jewelers, Inc. (a)                          25,100        291,788
May Department Stores Co.                                  25,000      1,168,750
Michaels Stores, Inc. (a)                                  42,000        504,000
Micro Warehouse, Inc. (a)                                  49,758        584,657
Safeway, Inc. (a)                                          18,000        769,500
Talbots, Inc.                                              17,000        486,625
                                                                     -----------
                                                                       3,805,320
                                                                     -----------
See Notes to Schedule of Investments


                                    --[20]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                         Schedule of Investments


COMMON STOCKS (CONT.)                                       SHARES  MARKET VALUE
--------------------------------------------------------------------------------
SERVICES (0.8%)
Service Corp. International                                 18,000      $504,000
Unitog Co.                                                  20,000       545,000
                                                                     -----------
                                                                       1,049,000
                                                                     -----------
TELECOMMUNICATIONS (5.4%)
Arch Communications Group, Inc. (a)                         45,310       424,781
InteliData Technologies Corp. (a)                           50,500       366,125
Lucent Technologies, Inc.                                   25,000     1,156,250
Mobile Telecommunication Technologies Corp. (a)             60,000       510,000
Nokia Corp. ADR                                             25,000     1,440,625
Sprint Corp.                                                35,000     1,395,625
Telefonaktiebolaget LM Ericsson, Class B ADR                50,000     1,509,375
WorldCom, Inc. (a)                                          24,000       625,500
                                                                     -----------
                                                                       7,428,281
                                                                     -----------
TEXTILE MILL PRODUCTS (0.2%)
Polymer Group, Inc. (a)                                     20,000       277,500
                                                                     -----------
TRANSPORTATION (2.5%)
American Freightways Corp. (a)                              40,825       454,178
AMR Corp. (a)                                               16,000     1,410,000
Tidewater, Inc.                                             19,000       859,750
U.S. Freightways Corp.                                      25,000       685,938
                                                                     -----------
                                                                       3,409,866
                                                                     -----------

TOTAL COMMON STOCKS (Cost $108,674,226)                              131,020,804
                                                                     -----------


See Notes to Schedule of Investments.


                                    --[21]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                             Statement of Assets and Liabilities
                                                               December 31, 1996

REPURCHASE AGREEMENT (3.6%)
Lehman Brothers, Inc. dated 12/31/96, 6.900%, to be repurchased at $4,988,912 on 01/02/97, collateralized by U.S. Treasury notes with
various maturities to 2022, with a current market value of $5,055,431   $  4,987,000

TOTAL INVESTMENTS (99.5%) (COST $113,661,226)(b)                         136,007,804

OTHER ASSETS AND LIABILITIES, NET (0.5%)                                     629,250

NET ASSETS (100.0%)                                                     $136,637,054

NET ASSET VALUE PER SHARE                                               $      11.27

(12,119,251 SHARES OUTSTANDING)


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $113,892,688.
        Gross unrealized appreciation and depreciation of investments at December 31, 1996, is as follows:

Gross unrealized appreciation                                           $ 28,031,691
Gross unrealized depreciation                                             (5,916,575)

Net unrealized appreciation                                             $ 22,115,116


                                    --[22]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                             Statement of Assets and Liabilities
                                                               December 31, 1996

ASSETS:
    Investments at market value (identified cost $113,661,226)          $136,007,804
     Cash                                                                      2,405
    Receivable for investments sold                                        1,205,872
    Dividends and interest receivable                                         68,857
                                                                        ------------
       TOTAL ASSETS                                                      137,284,938
                                                                        ------------

    LIABILITIES:
    Payable for investments purchased                                        194,887
    Management fees payable                                                  247,949
    Administrative and bookkeeping fees payable                               95,118
    Accrued other expenses                                                   109,930
                                                                        ------------
       TOTAL LIABILITIES                                                     647,884
                                                                        ------------
NET ASSETS                                                              $136,637,054
                                                                        ============
NET ASSETS REPRESENTED BY:
    Paid-in capital (authorized 20,000,000 shares
       at $0.10 Par; 12,119,251 shares outstanding)                     $113,489,421

    Undistributed net investment income                                       35,334

    Accumulated net realized gains on investments
    less distributions                                                       765,721

    Net unrealized appreciation of investments                            22,346,578
                                                                        ------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($11.27 PER SHARE)                                                      $136,637,054
                                                                        ============


See Notes to Financial Statements.


                                    --[23]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Statement of Operations
Year ended December 31, 1996

INVESTMENT INCOME:

    Dividends                                                                            $    1,177,868
    Interest                                                                                    629,131
                                                                                         --------------
       TOTAL INVESTMENT INCOME (NET OF
       NONREBATABLE FOREIGN TAXES WITHHELD
       AT SOURCE WHICH AMOUNTED TO $9,983)                                                    1,806,999

EXPENSES:
    Management fees                                               $     955,887
    Administrative fee                                                  318,629
    Bookkeeping fee                                                      48,161
    Custodian fee                                                         5,951
    Transfer agent fee                                                   95,528
    Proxy and shareholder communication expense                          42,196
    Printing expense                                                     76,999
    Legal and audit fees                                                 29,626
    Insurance expense                                                    55,417
    Directors' fees and expense                                          33,504
    Miscellaneous expense                                                67,438
                                                                  -------------
       TOTAL EXPENSE                                                                          1,729,336
                                                                                         --------------
NET INVESTMENT INCOME                                                                            77,663

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions:
Proceeds from sales                                                 133,991,340
    Cost of investments sold                                        126,391,185
                                                                  -------------
          Net realized gains on investment transactions                                       7,600,155

Net unrealized appreciation of investments:
    Beginning of year                                                 8,807,760
    End of year                                                      22,346,578
                                                                  -------------
       Change in unrealized appreciation-- net                                               13,538,818
                                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   21,216,636
                                                                                         ==============


See Notes to Financial Statements.


                                    --[24]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                             Statements of Changes in Net Assets


                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------
                                                                  1996            1995
------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income                                    $      77,663    $   3,464,873

   Net realized gains on investment transactions                7,600,155        9,735,033

   Change in unrealized appreciation-net                       13,538,818        2,131,624
                                                            -------------    -------------
   Net increase in net assets resulting from operations        21,216,636       15,331,530
                                                            -------------    -------------

DISTRIBUTIONS DECLARED FROM:

   Net investment income                                          (42,330)      (3,491,283)

   Net realized gains on investments                          (11,523,548)      (5,098,057)
                                                            -------------    -------------
   Total distributions                                        (11,565,878)      (8,589,340)
                                                            -------------    -------------
CAPITAL TRANSACTIONS:

   Increase in net assets from capital share transactions       7,411,472            --
                                                            -------------    -------------
   Total increase in net assets                                17,062,230        6,742,190


NET ASSETS:

   Beginning of year                                          119,574,824      112,832,634
                                                            -------------    -------------
   End of year (including undistributed net investment
      income of $35,334 and $21,687, respectively)          $ 136,637,054    $ 119,574,824
                                                            =============    =============


See Notes to Financial Statements.


                                    --[25]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights


                                                                                  YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------------
                                                              1996             1995           1994           1993          1992
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                         $10.55            $9.95         $10.54         $10.28         $10.40
                                                          ----------         --------       --------       --------       --------
Income from Investment Operations:
   Net investment income                                       0.01             0.31           0.23           0.18           0.29
   Net realized and unrealized gain (loss)
        on investments                                         1.86             1.05          (0.24)          0.56           0.03
                                                          ----------         --------       --------       --------       --------
Total from Investment Operations                               1.87             1.36          (0.01)          0.74           0.32
                                                          ----------         --------       --------       --------       --------
Less Distributions:
   Dividends from net investment income                       (0.01)           (0.31)         (0.23)         (0.18)         (0.30)
   Distributions from realized capital gains                  (1.01)           (0.45)         (0.35)         (0.30)         (0.14)
                                                          ----------         --------       --------       --------       --------
 Total Distributions                                          (1.02)           (0.76)         (0.58)         (0.48)         (0.44)
   Impact of shares issued in
       dividend reinvestment                                  (0.13)(a)         --             --             --             --
                                                          ----------         --------       --------       --------       --------
Total Distributions and Reinvestment                          (1.15)           (0.76)         (0.58)         (0.48)         (0.44)
                                                          ----------         --------       --------       --------       --------
Net asset value at end of period                             $11.27           $10.55          $9.95         $10.54         $10.28
                                                          ==========         ========       ========       ========       ========
Per share market value at end of period                       $9.250           $9.375         $8.500        $10.250        $10.000
                                                          ==========         ========       ========       ========       ========


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value                                      18.3%            13.8%          (1.1%)          7.2%           3.1%
Based on market price                                          9.3%            19.3%         (11.6%)          7.2%           4.4%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)                      $137             $120           $113           $125           $123
Ratio of expenses to average net assets                        1.35%            1.42%          1.51%          1.35%          1.33%
Ratio of net investment income
to average net assets                                          0.06%            2.87%          2.12%          1.71%          2.80%
Portfolio turnover rate                                       51%              82%            50%            47%            19%
Average commission rate (c)                                   $0.0555           --             --             --             --

(a) Effect of issuing dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.
(b)  Calculated assuming all distributions invested.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


See Notes to Financial Statements.


                                    --[26]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                                                   Notes to Financial Statements
                                                               December 31, 1996

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     Liberty All-Star Growth Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long-term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

     VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that this does not represent fair value.

     PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

     OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

NOTE 2. FEES PAID TO AFFILIATES

     Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS

     During the year ended December 31, 1996, distributions in the amount of $7,411,472 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 780,155 shares.

NOTE 4. SECURITIES TRANSACTIONS

     Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold, excluding short-term debt obligations for the year ended December 31, 1996, were $121,526,513 and $133,991,340, of which none and $56,642,078, were U.S.
government securities, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

     The Fund has reclassified $21,686 from undistributed net investment income to accumulated net realized gain (loss) on investments. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital account on a tax basis.


                                    --[27]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Independent Auditors' Report

KPMG Peat Marwick LLP



The Board of Directors and Shareholders
Liberty All-Star Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Growth Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 12, 1997


                                    --[28]--

                                                    LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
                            Automatic Dividend Reinvestment & Cash Purchase Plan


     Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, State Street Bank and Trust Company (the "Plan Agent"), P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

     Under the Plan, all dividends and other distributions on shares of the Funds are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of divdends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.


                                    --[29]--

LIBERTY ALL*STAR GROWTH FUND
--------------------------------------------------------------------------------
Tax Information


All 1996 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary dividend income and
(2) long-term capital gains distributions.

Approximately 9% of the Fund's ordinary income distributions (10% of gross income) was derived from interest on direct investment in U.S. Treasury Securities.

Below is a table that details the breakdown of the 1996 distribution for Federal income tax purposes.


TAX STATUS OF 1996 DISTRIBUTIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                         ORDINARY INCOME
                                  -----------------------------

DATE PAID       AMOUNT               NET           SHORT-TERM         LONG-TERM
               PER SHARE         INVESTMENT          CAPITAL           CAPITAL
                                   INCOME             GAINS             GAINS
--------------------------------------------------------------------------------
12/27/96         $1.02              0.36%             16.03%            83.61%


FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
56% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1996.
--------------------------------------------------------------------------------

FIRST LIBERTY ALL-STAR FUND HAS 10TH ANNIVERSARY UNDER LAMCO MANAGEMENT

     A companion fund to Liberty All-Star Growth Fund, Inc. is also listed on the New York Stock Exchange, Liberty All-Star Equity Fund ("Equity Fund"). Liberty Asset Management Company founded the Equity Fund with an initial public offering in late 1986. In November 1996, the Equity Fund passed two significant milestones: the 10th anniversary of commencement of investment operations and the first attainment of $1 billion in net assets. The table below summarizes a few of the key features of the two Funds.

                         NYSE                         NUMBER OF       NET ASSETS
                        TICKER          FUND          PORTFOLIO       AT 1/31/97
NAME                    SYMBOL          TYPE          MANAGERS        (MILLIONS)
--------------------------------------------------------------------------------
Liberty All-Star          ASG          Growth           Three            $144
Growth Fund, Inc.

Liberty All-Star          USA         Growth &          Five           $1,046
Equity Fund                            Income


--------------------------------------------------------------------------------

     Additional information on both Funds is available from your broker or you may contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).


                                    --[30]--

[LOGO] LIBERTY
   ALL*STAR
   --------
 GROWTH FUND

New York Stock Exchange Trading Symbol: ASG


FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet:  http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
  FINANCIAL